EXHIBIT 99.1


                    GENUS REPORTS FIRST QUARTER 2004 RESULTS

SUNNYVALE, CALIF. - APRIL 20, 2004 - Genus, Inc. (Nasdaq: GGNS) today reported financial results for its first quarter ended March 31, 2004. Senior management will conduct an investor conference call to discuss these results and the company's financial outlook in more detail at 2 p.m. pacific time, Tuesday, April 20, 2004. Access information is provided below.

Net sales for the first quarter of 2004 were $12.2 million compared to net sales of $17.7 million for the same quarter of 2003. The net loss for the first quarter 2004 was $1.7 million or $0.04 per diluted share compared to net income of $0.4 million or $0.01 per basic and diluted share in the same quarter of 2003.

"We are pleased with the continued expansion of our customer base as we added two new customers during the first quarter of 2004, one for 300mm CVD and the other for ALD," commented Bill Elder, Genus chairman and CEO.

Gross margin as a percentage of revenues was 30 percent for the first quarter of 2004 compared to 35 percent for the same quarter of 2003. Operating expenses, including research and development, sales, and general and administrative expenses were $5.0 million or 41 percent of revenues in the first quarter of 2004, as compared to $5.3 million or 30 percent of revenues in the first quarter of 2003.

Genus ended the first quarter of 2004 with cash, cash equivalents and short-term investments, net of short-term debt, of $36.4 million, up from balance of $34.9 million at December 31, 2003.

CONFERENCE CALL INFORMATION

Genus plans to host an investor conference call on Tuesday, April 20, 2004, at 2 p.m. pacific time, featuring remarks by Bill Elder, chairman and chief executive officer, and Shum Mukherjee, executive vice president finance and chief financial officer, followed by a live question and answer session. The call will be accessible by dialing 888-803-6692 and referencing call number 6823192.

The conference call will also be broadcast live over the Internet at www.genus.com. A replay of the call will be available for 48 hours, beginning two hours after the call, by dialing 800-642-1687 or 706-645-9291 and entering access code 6823192. A webcast replay will be available at www.genus.com for 30 days after the conference call.

ABOUT GENUS

Genus, Inc. manufactures critical deposition processing products for the global semiconductor industry and the data storage industry. To enable the production of intricate micro computer chips and electronic storage devices, Genus offers its LYNX and Stratagem series production-proven equipment for 200mm and 300mm semiconductor production, and offers thin film deposition products for chemical vapor deposition (CVD), atomic layer deposition (ALD), and pre-clean
capabilities.   Genus is at the forefront of market and technology
developments in the ALD marketplace, which is gaining acceptance worldwide as a critical technology for sub 0.13-micron production of computer chips and electronic storage devices. Genus' customers include semiconductor and thin-film-head manufacturers located throughout the United States, Europe and the Pacific Rim including Korea, Japan and Taiwan. Founded in 1981, the company is headquartered in Sunnyvale, California. For additional information visit Genus' web site at www.genus.com. LYNX2 and LYNX3 are trademarks of Genus, Inc.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements regarding the company's future financial and business performance. These forward-looking statements are subject to a number of risks and uncertainties. These contingencies include but are not limited to: actual customer orders received by the company, the extent to which ALD technology is demanded by the marketplace, the actual number of customer orders received by the company, the timing of final acceptance of products by customers, the financial climate and accessibility to financing, general conditions in the thin film equipment market and in the macro-economy, and the influence of global political events. Genus assumes no obligation to update this information. Additional risks and uncertainties are discussed in the Management's Discussion and Analysis of Results of Operations contained in Genus' Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission.

     COMPANY CONTACT:
     Shum Mukherjee
     Genus, Inc.
     Tel:  (408) 747-7120 Ext. 1311
     Email:  smukherjee@genus.com
             --------------------


- Tables to Follow -

                           GENUS, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    THREE MONTHS ENDED
                                                        MARCH 31,
                                                    2004         2003
                                                 -----------  -----------
Net sales . . . . . . . . . . . . . . . . . . .  $   12,207   $   17,695
Costs and expenses:
     Cost of goods sold . . . . . . . . . . . .       8,550       11,577
     Research and development . . . . . . . . .       1,994        2,113
     Selling, general and administrative. . . .       3,018        3,174
                                                 -----------  -----------

Income (loss) from operations . . . . . . . . .      (1,355)         831
Other expenses, net . . . . . . . . . . . . . .        (304)        (423)
                                                 -----------  -----------

Income (loss) before income taxes . . . . . . .      (1,659)         408


Provision for income taxes. . . . . . . . . . .          18            -
                                                 -----------  -----------

Net income/(loss) . . . . . . . . . . . . . . .  $   (1,677)  $      408
                                                 ===========  ===========

Net income (loss) per share:
     Basic. . . . . . . . . . . . . . . . . . .  $    (0.04)  $     0.01
     Diluted. . . . . . . . . . . . . . . . . .  $    (0.04)  $     0.01

Shares used in per share calculation - basic. .      39,590       28,913
                                                 ===========  ===========
Shares used in per share calculation - diluted.      39,590       30,532
                                                 ===========  ===========

                                     - more -

                             GENUS, INC. AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                    (IN THOUSANDS)

                                                           MARCH 31,    DECEMBER 31,
                                                             2004           2003
                                                          -----------  --------------
ASSETS
Current Assets:
     Cash and cash equivalents . . . . . . . . . . . . .  $   28,346   $      41,608
     Short term investment . . . . . . . . . . . . . . .       8,275               -
     Accounts receivable (net of allowance for doubtful
          accounts of $160 in 2004 and $0 in 2003) . . .       5,790           9,606
     Inventories . . . . . . . . . . . . . . . . . . . .      10,184           9,783
     Other current assets. . . . . . . . . . . . . . . .         887             854
                                                          -----------  --------------
          Total current assets . . . . . . . . . . . . .      53,482          61,851
Equipment, furniture and fixtures, net . . . . . . . . .       8,435           8,748
Other assets . . . . . . . . . . . . . . . . . . . . . .       1,112           1,169
                                                          -----------  --------------
          Total assets . . . . . . . . . . . . . . . . .  $   63,029   $      71,768
                                                          ===========  ==============


LIABILITIES
Current Liabilities:
     Short-term bank borrowings. . . . . . . . . . . . .  $        -   $       6,500
     Accounts payable. . . . . . . . . . . . . . . . . .       4,030           4,956
     Accrued expenses. . . . . . . . . . . . . . . . . .       3,575           4,130
     Deferred revenue. . . . . . . . . . . . . . . . . .         207             331
     Customer advances . . . . . . . . . . . . . . . . .         975             372
     Long term liabilities, current portion. . . . . . .         183             249
                                                          -----------  --------------
          Total current liabilities. . . . . . . . . . .       8,970          16,538

Convertible notes. . . . . . . . . . . . . . . . . . . .       5,970           5,806
                                                          -----------  --------------
          Total liabilities. . . . . . . . . . . . . . .      14,940          22,344
                                                          -----------  --------------


SHAREHOLDERS' EQUITY
Common stock, no par value:
     Authorized 100,000 shares;
          Issued and outstanding 39,620 shares in
          2004 and 39,554 in 2003. . . . . . . . . . . .     163,097         163,061
     Accumulated deficit . . . . . . . . . . . . . . . .    (113,005)       (111,328)
     Note receivable from shareholder. . . . . . . . . .           -            (187)
     Accumulated other comprehensive loss. . . . . . . .      (2,003)         (2,122)
                                                          -----------  --------------
          Total shareholders' equity . . . . . . . . . .      48,089          49,424
                                                          -----------  --------------
          Total liabilities and shareholders' equity . .  $   63,029   $      71,768
                                                          ===========  ==============